Destra FLAHERTY & CRUMRINE PREFERRED

AND INCOME Fund

Class A Shares (DPIAX)	Class C Shares (DPICX)	Class I Shares (DPIIX)

A portfolio of Destra Investment Trust

February 20, 2019

SUPPLEMENT TO STATEMENT OF ADDITIONAL
INFORMATION (“SAI”) DATED FEBRUARY 1, 2019

Compensation of Trustees

The Board of Trustees has adopted a Destra Fund Complex-wide trustee compensation arrangement. As of April 1, 2019, Trustee compensation for the Fund will be allocated on a prorated basis among the funds in the Destra Fund Complex.

Accordingly, the information related to Trustee Compensation in the section entitled “MANAGEMENT” on page 45 of the SAI is deleted and replaced with the following:

Compensation of Trustees

Trustees who do not also serve in an executive officer capacity for the Fund, Destra or Flaherty & Crumrine are entitled to receive from the Fund an annual cash retainer.

Effective April 1, 2019, in consideration of the services rendered by the Independent Trustees, the Destra Fund Complex will pay each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for his services in this capacity. The Destra Fund Complex consists of the Fund, the Destra Wolverine Dynamic Asset Fund, the Destra International & Event-Driven Credit Fund, the Destra Multi-Alternative Fund, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series. Each fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year.

Prior to April 1, 2019, the Trust paid each Trustee $4,500 per series as annual compensation for serving as an Independent Trustee of the Trust and $500 per series for attendance at each Nominating and Governance Committee meeting and Audit Committee meeting. The Trust paid the Chairman of the Board an additional $3,000 per series per year for his services in that capacity.

The Board has determined that because of Mr. Dalmaso’s prior experience and position with the Trust, as well as his extensive knowledge of and work in the registered investment management industry, Mr. Dalmaso should receive compensation while serving as an Interested Trustee.  In addition to the duties of an Interested Trustee, Mr. Dalmaso serves as a consultant to the Board.

The Fund also reimburses each of the Trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.

The following table provides information (including reimbursement for travel and out-of-pocket expenses) for the past fiscal year ended September 30, 2018. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Destra Fund Complex* Paid to Trustees
John S. Emrich, Trustee	$7,016	None	None	$13,384
Michael S. Erickson, Trustee	$7,622	None	None	$14,125
Jeffrey S. Murphy, Trustee	$10,007	None	None	$16,879
Nicholas Dalmaso, Trustee	$9,696	None	None	$18,975

* The term “Destra Fund Complex” refers to the Fund, the Destra Wolverine Dynamic Asset Fund, the Destra International & Event-Driven Credit Fund, the Destra Multi-Alternative Fund, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series.

Please retain this Supplement for future reference.